Performance	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Performance	PerformanceRevenue
Millicom’s revenue comprises sale of services from its mobile business (including Mobile Financial Services - MFS) and its fixed and other services, as well as related devices and equipment. Recurring revenue consists of monthly subscription fees, airtime and data usage fees, interconnection fees, roaming fees, TV services, B2B contracts, MFS commissions and fees from other telecommunications services such as data services, short message services and other value added services. See section B.3. for details.
Accounting for revenue
Revenue is recognized at an amount that reflects the consideration to which the Group expects to be entitled in exchange for transferring goods or services to a customer.
The determination of whether or not the Group acts as principal or as an agent, when there is one or several performance obligations and the determination of the standalone selling price for contracts that involve more than one performance obligation may require significant judgment, such as when the selling price of a good or service is not readily observable. The Group determines the standalone selling price of each performance obligation in the contract in accordance to the prices that the Group would apply when selling the same services and/or telephone and equipment included in the obligation to a similar customer on a standalone basis. When standalone selling price of services and/or telephone and equipment are not directly observable, the Group maximizes the use of external input and uses the expected cost plus margin approach to estimate the standalone selling price.
The Group applies the following practical expedients foreseen in IFRS 15:
•No financial component adjustment to the transaction price whenever the period between the transfer of a promised good or service to a customer and the associated payment is one year or less; when the period is more than one year the financing component is adjusted, if material.
•Disclosure of the transaction price allocated to unsatisfied performance obligations only for contracts that have an original expected duration of more than one year (e.g. unsatisfied performance obligations for contracts that have an original duration of one year or less are not disclosed).
•If the consideration from a customer corresponds to the value of the entity’s performance obligation to the customer (i.e, if billing corresponds to accounting revenue), the price allocated to unsatisfied performance obligations is not disclosed.
•Recognition of the incremental costs of obtaining a contract as an expense when incurred, if the amortization period of the asset that otherwise would have been recognized is one year or less.
A summary of the timing for revenue recognition from contracts with customers, is disclosed in Note B.3. and further detailed below.
Post-paid connection fees are derived from the payment of a non-refundable / one-time fee charged to customer to connect to the network (e.g. connection / installation fee). Usually,they do not represent a distinct good or service and do not give rise to a separate performance obligation and therefore revenue is recognized over the minimum contract duration. If the fee is paid by a customer without having to pay this fee again over his tenure with the Group (e.g. the customer can readily extend his contract without having to pay the same fee again), it is accounted for as a material right with revenue recognized over the customer retention period.
Post-paid mobile / cable subscription fees are recognized over the relevant enforceable/subscribed service period (recurring monthly access fees that do not vary based on usage). The service provision is usually considered as a series of distinct services that have the same pattern of transfer to the customer. Remaining unrecognized subscription fees, which are not refunded to the customers, are fully recognized once the customer has been disconnected. Customer premise equipment (CPE), provided to customers as a prerequisite to receive the subscribed Home services until return at the end of the contract duration, do not provide benefit to the customer on their own as they do not give rise to separate performance obligations and therefore are accounted for as part of the service provided to the customers.
Bundled offers are considered arrangements with multiple deliverables or elements, which can lead to the identification of separate performance obligations. Revenue is recognized in accordance with the transfer of goods or services to customers in an amount that reflects the relative transaction price of the performance obligation.
Prepaid scratch / SIM cards are services where customers purchase a specified amount of airtime or other credit in advance. Revenue is recognized as the credit is used. Unused credit is carried in the statement of financial position as a contract liability, upon expiration of the validity period (when the portion of the contract liability relating to the expiring credit is recognized as revenue as there is no longer an obligation to provide those services).
Principal-Agent, some arrangements involve two or more unrelated parties that contribute to providing a specified good or service to a customer. In these instances, the Group determines whether it has promised to provide the specified good or service itself (as a principal) or to arrange for those specified goods or services to be provided by another party (as an agent). For example, performance obligations relating to services provided by third-party content providers (i.e., mobile Value Added Services or “VAS”) or service providers (i.e., wholesale international traffic) where the Group neither controls a right to the provider’s service nor controls the underlying service itself are presented net because the Group is acting as an agent. The Group generally acts as a principal for other types of services where the Group is the primary obligor of the arrangement. In cases the Group determines that it acts as a principal, revenue is recognized in the gross amount, whereas in cases the Group acts as an agent revenue is recognized in the net amount.
Revenue from provision of Mobile Financial Services (MFS), such as commissions on peer to peer transfers, is generally recognized once the primary service has been provided to the customer. Revenue from interest earned on loans granted to customers are recognised over the period of the loan and are based on effective interest rates, with loan origination fees being treated as an adjustment to the effective interest rate.
Telephone and equipment sales are recognized as revenue once the customer obtains control of the good, that is, when the customer has the ability to direct the use and obtain substantially all of the remaining benefits from that good.
Revenue from the sale of cables, fiber, wavelength or capacity contracts, when part of the ordinary activities of the operation, is recognized as recurring revenue. Revenue is recognized when the cable, fiber, wavelength or capacity has been delivered to the customer, based on the amount expected to be received from the customer.
Revenue from operating lease of tower space is recognized on a straight-line basis over the term of the underlying lease contracts. For Finance leases, interest income and the amortization of the lease receivable, equivalent to the net investment in the lease, are recognized over the lease term.

Revenue from contracts with customers from continuing operations:

		2025	2024	2023
$ millions	Timing of revenue recognition	Group	Group	Group
Mobile	Over time	3,260	3,119	2,949
Mobile Financial Services	Point in time	26	39	44
Fixed and other services	Over time	2,068	2,175	2,192
Other	Over time	98	84	65
Service Revenue		5,451	5,417	5,250
Telephone and equipment	Point in time	367	387	411
Revenue from contracts with customers		5,819	5,804	5,661
Expenses
The various costs and expenses incurred by the Group can be summarized as presented below. The Group recognizes and categorizes expenses by their nature as either 'equipment, programming and other direct costs' which are those more directly related to the generation of revenue or as '(Other) operating expenses and income' which are rather indirect costs. As a result, 'equipment, programming and other direct costs' specifically excludes the following costs/expense which are further detailed below and elsewhere in the consolidated financial statements:
•'Operating expenses, net' further detailed below;
•Depreciation and amortization, which are further detailed in Notes E.1.3. ‘Movements in intangible assets’, E.2.2. ‘Movements in tangible assets’ and E.3. ‘Right of use assets’.
•‘Other operating income (expenses), net’, also further detailed below.
Equipment, programming and other direct costs

	2025	2024	2023
	(US$ millions)
Cost of telephone, equipment and other accessories	(341)	(358)	(386)
TV Content and data costs	(234)	(290)	(349)
Voice airtime and transmission costs	(175)	(209)	(234)
Bad debt and obsolescence cost	(125)	(143)	(141)
Call center costs	(88)	(76)	(72)
Transmission and other costs	(16)	(18)	(19)
Other costs	(333)	(326)	(306)
Equipment, programming and other direct costs	(1,311)	(1,420)	(1,507)

Operating expenses
Operating expenses incurred by the Group can be summarized as follows.

	2025	2024	2023
	(US$ millions)
Marketing expenses	(543)	(525)	(536)
Site and network maintenance costs	(322)	(325)	(322)
Employee related costs (B.4.)	(452)	(553)	(614)
External and other services	(208)	(262)	(281)
Other operating expenses	(233)	(250)	(290)
Operating expenses, net	(1,758)	(1,915)	(2,043)

Other operating income (expenses), net
The other operating income and expenses incurred by the Group can be summarized as follows:

	Notes	2025	2024	2023
		(US$ millions)
Impairment of intangible assets and property, plant and equipment	E.1., E.2.	(3)	(12)	(3)
Gain on the formation of a joint operation	A.2.	—	28	—
Gain (loss) on disposals of intangible assets and property, plant and equipment	E.2. E.4.2.	36	23	6
Gain (loss) on disposal of equity investments		—	5	—
Other income (expenses) (i)		34	10	8
Other operating income (expenses), net		68	54	10
(i)     In 2025 other income is mainly attributed to contract lease terminations in Colombia following the assignment of lease contracts to our joint operation (see note A.1.2.) and contract lease derecognition in Guatemala while in 2024 is mainly attributed to contract lease modification in
Paraguay and Guatemala for $8 million in total and in 2023 is mainly attributed to contract lease modification in Colombia for $2 million and social obligation spectrum liability derecognition in Paraguay for $3 million.)
Accounting for equipment, programming and other direct costs and operating expenses
Equipment, programming and other direct costs
Equipment, programming and other direct costs are recorded on an accrual basis.
Incremental costs of obtaining a contract with customers
Incremental costs of obtaining a contract with customers, including dealer commissions, are capitalized as Contract Costs in the statement of financial position and amortized in operating expenses over the expected benefit period, which is based on the average duration of contracts with customer (see practical expedient in note B.1.1.). Impairment is recognized if the carrying amount of the Contract Cost assets exceeds the remaining consideration expected to be received from the customer less the direct costs related to provide those goods or services that have not been recorded in profit or loss.Segmental information
As further detailed in the Introduction note, Millicom operates in a single region (Latin America), and more specifically in the following countries: Guatemala, Colombia, Panama, Honduras, Paraguay, Bolivia, El Salvador, Nicaragua, Costa Rica, Ecuador and Uruguay.
During the latter half of 2023, Millicom implemented significant organizational changes to focus on driving profitable growth with a leaner corporate structure. The Group also adopted a decentralized approach to streamline decision-making processes and enhance agility to improve profitability and shareholder value. Following these organizational changes, and considering the information being reviewed by the 'Chief Operating Decision Maker' ("CODM") to assess performance and allocate resources, Millicom's operating segments were redefined to align with its countries of operation.
During the third quarter of 2024, Millicom announced several organizational changes aimed at strengthening its connection with each country. With the appointment of a new Chief Executive Officer (CEO), the Group has streamlined its structure, ensuring that all General Managers of operations and Group Leadership team members report directly to him. The Chief Executive Officer (CEO) together with the Group Chief Financial Officer (CFO) and the Chief Technology & Information Officer (CTIO) form the ‘Chief Operating Decision Maker’ (“CODM”).
Millicom´s CODM assesses performance and allocates resources, based on individual countries, which are its operating segments. The Honduras joint venture is reviewed by the CODM in a similar manner as for the Group’s controlled operations and is therefore also shown as a separate operating segment at 100%. However, these amounts are subsequently eliminated in order to reconcile with the Group consolidated numbers, as shown in the reconciliations below.
Management evaluates performance and makes decisions about allocating resources to the Group's operating segments based on financial measures, such as revenue, including service revenue, and EBITDA. Capital expenditures are also a significant aspect for management and in the telecommunication industry as a whole. Management believes that service revenue and EBITDA are essential financial indicators for the CODM and investors. These measures are particularly valuable for evaluating performance over time. Management utilizes service revenue and EBITDA when making operational decisions, allocating resources, and conducting internal comparisons against historical performance and competitor benchmarks. Additionally, these metrics provide deeper insights into the Group's operating performance. Millicom's Compensation and Talent Committee also employs service revenue and EBITDA when assessing employees' performance and compensation, including that of the Group's executives. A reconciliation of service revenue to revenue and EBITDA to profit before taxes is provided below.
Capital expenditures are reconciled with notes E.1. and E.2.
Revenue, Service revenue, Adjusted EBITDA, capital expenditures and other segment information for the years ended December 31, 2025, 2024 and 2023, are shown on the below:

December 31, 2025	Guatemala	Colombia	Panama	Honduras	Paraguay	Bolivia	Other segments (v)	Total segments	Inter-segment and other eliminations(iv)	Total Group
	(US$ millions)
Service revenue(i)	1,448	1,426	693	590	559	353	999	6,068	(617)	5,451
Telephone and equipment revenue	222	24	32	31	19	3	67	398	(31)	367
Revenue	1,671	1,450	725	621	578	356	1,066	6,467	(648)	5,819
Inter-segment revenue	9	2	2	5	5	7	7	37	n/a	n/a
Revenue from external customers	1,662	1,449	723	616	573	349	1,059	6,430	n/a	n/a
Adjusted EBITDA(ii)	928	604	371	320	297	174	466	3,159	(410)	2,749
Capital expenditures (iii)	137	209	90	76	65	47	166	789	(70)	719
(i)     Service revenue is revenue related to the provision of ongoing services such as monthly subscription fees for mobile and broadband, airtime and data usage fees, interconnection fees, roaming fees, mobile finance service commissions and fees from other telecommunications services such as data services, short message services, installation fees and other value-added services excluding telephone and equipment sales.
(ii)    EBITDA is operating profit excluding impairment losses, depreciation and amortization, share of profit in Honduras joint venture and gains/losses on the disposal of fixed assets.
(iii)    Capital expenditures correspond to additions of property, plant and equipment, as well as operating intangible assets, excluding spectrum and licenses. The Group capital expenditure additions can be reconciled with notes E.1.3. and E.2.2.for amounts of $654 million and $65 million, respectively (2024: $579 million and $98 million, respectively).
(iv)    Includes intercompany eliminations, unallocated items and Honduras as a joint venture.
(v)    Includes our operations in El Salvador, Nicaragua,Costa Rica, Ecuador and Uruguay.

December 31, 2024	Guatemala	Colombia	Panama	Honduras	Paraguay	Bolivia	Other segments (v)	Total segments	Inter-segment and other eliminations(iv)	Total Group
	(US$ millions)
Service revenue(i)	1,391	1,342	700	584	540	607	858	6,022	(605)	5,417
Telephone and equipment revenue	212	39	56	34	18	6	56	420	(34)	387
Revenue	1,603	1,380	756	617	559	613	914	6,442	(638)	5,804
Inter-segment revenue	9	2	2	4	4	1	8	29	n/a	n/a
Revenue from external customers	1,594	1,379	753	613	555	613	906	6,413	n/a	n/a
Adjusted EBITDA(ii)	867	525	354	302	267	266	391	2,972	(504)	2,469
Capital expenditures (iii)	175	144	96	75	72	73	132	766	(89)	677

December 31, 2023	Guatemala	Colombia	Panama	Honduras	Paraguay	Bolivia	Other segments (v)	Total segments	Inter-segment and other eliminations(iv)	Total Group
	(US$ millions)
Service revenue(i)	1,339	1,268	669	572	544	601	847	5,842	(591)	5,250
Telephone and equipment revenue	225	45	50	39	24	11	55	450	(39)	411
Revenue	1,564	1,313	719	612	568	613	902	6,292	(631)	5,661
Inter-segment revenue	8	3	2	5	3	—	7	28	n/a	n/a
Revenue from external customers	1,556	1,311	717	607	565	613	895	6,264	n/a	n/a
Adjusted EBITDA(ii)	807	420	296	272	236	224	352	2,609	(498)	2,111
Capital expenditures (iii)	183	161	100	103	97	92	148	883	(73)	809
Reconciliation of Adjusted EBITDA for reportable segments to the Group Profit before taxes:

(US$ millions)	2025	2024	2023
Adjusted EBITDA for reportable segments	3,159	2,972	2,609
Depreciation	(961)	(916)	(978)
Amortization	(319)	(319)	(360)
Share of profit in joint venture	102	54	42
Other operating income (expenses), net	68	54	10
Interest and other financial expenses	(702)	(716)	(712)
Interest and other financial income	28	46	28
Sale of Lati Operations	741	—	—
Other non-operating (expenses) income, net	(43)	(119)	36
Profit (loss) from other joint ventures and associates, net	1	—	(3)
Honduras as joint venture	(320)	(302)	(272)
Unallocated expenses and other reconciling items (i)	(90)	(202)	(225)
Profit before taxes from continuing operations	1,665	552	175
(i) The unallocated expenses are primarily related to centrally managed costs.
People
Number of permanent employees

	2025	2024	2023
Subsidiaries (i)	14,282	13,456	15,742
Honduras joint venture	680	729	785
Total	14,962	14,185	16,527
(i)    Emtelco (subsidiary of UNE EPM Telecomunicaciones S.A.) headcount are excluded from this disclosure and any internal reporting because their costs are classified as direct costs and not employee related costs.

	Notes	2025	2024	2023
		(US$ millions)
Wages and salaries		(358)	(421)	(463)
Social security		(59)	(63)	(73)
Share based compensation	B.4.1.	(14)	(50)	(52)
Pension and other long-term benefit costs	B.4.2.	(2)	(3)	(3)
Other employees related costs		(19)	(17)	(24)
Total		(452)	(553)	(614)
Restructuring Costs
During 2024 and 2023, Millicom carried out cost reduction projects, with a focus on efficiency improvements; the Group recorded in (2024 $115 million of the above mentioned as severance costs (2023: $87 million), of which $94 million were in 2024 presented as "Wages and salaries" (2023: $78 million) and $21 million as "Share based compensation" (2023: $9 million).
On September 19, 2024, Millicom announced that Mauricio Ramos stepped down from his roles as Director and Executive Chairman of the Board. A separation agreement was signed; this agreement provided for the immediate vesting of all unvested share plans, modified on September 30, 2024, to be paid in cash, with the entire amount of the separation agreement paid in 2024. In line with IFRS 2, shares acceleration component are treated as an early settlement and recognized immediately as employee related costs in the Statement of Income and as share-based compensation in the Statement of Changes in Equity. The portion associated with the shares cancellation was reflected in the 2024 Statement of Changes in Equity and in the Statement of Cash Flows.
Share-based compensation
1.Equity-settled
Millicom shares granted to management and key employees includes share-based compensation in the form of long-term share incentive plans. Since 2016, Millicom has an annual Deferred Share Plan (DSP) and an annual Performance Share Plan (PSP), this latest one until 2024 (in 2025 Millicom did not grant any PSP). The different plans are further detailed below.
Cost of equity settled share-based compensation

	2025	2024	2023
	(US$ millions)
2021 incentive plans	—	—	(10)
2022 incentive plans	—	(5)	(10)
2023 incentive plans	(4)	(23)	(32)
2024 incentive plans	(5)	(22)	—
2025 incentive plans	(5)	—	—
Total share based compensation	(14)	(50)	(52)
Deferred Share Plan
Shares vest at a rate of 30% on the first three-months of each of year one and two, and the remaining 40% on the first three-months of year three. Vesting is conditional upon the participant remaining employed with Millicom at each vesting date. The cost of this long-term incentive plan, which is not conditional on performance conditions, is calculated as follows: Fair value (share price) of Millicom’s shares at grant date x number of shares expected to vest.
Performance Share Plan (2024 plan)
Shares granted under this 2024 PSP generally follow the same rules as for the ones of previous years and vest at the end of the three-year period, subject to performance conditions.
The 2024 PSP plan is divided in three equity vehicles: 60% based on Stock Appreciation Rights ("SARs"), 30% based on Restricted Stock Units ("RSUs") and 10% based on Performance shares based on achievement of the ESG performance measure between 2024 and 2026. SARs are calculated based on Black-Scholes valuation of the stock price at fair market value of the grant and will vest in number of units. The participant will have the eligibility to exercise these units during the seven-year period following the vesting date. The 2024 PSP ESG metric is based on Carbon Emissions reduction targets.
Performance Share Plan (2023 plan)
Shares granted under this 2023 PSP generally follow the same rules as for the ones of previous years and vest at the end of the three-year period, subject to performance conditions.
The 2023 plan is based on the following metrics: OCFaL (50%); Service Revenue (30%); Relative Total Shareholder Return (“Relative TSR”) (10%,) and an Environmental, Social and Governance metric ("ESG") (10%). .The Relative TSR is measured over the 20 trading days before / after December 31 of the last year of the corresponding three-year measurement period. The 2023 PSP ESG metric is based on five ESG metrics: 1. Female % of Total Employees ; 2. Female % of Leadership; 3. Progress toward established SBTi targets; 4. Female trained as part of our Conectadas Program; 5. Teachers trained as part of our Maestras Conectadas program.
Assumptions and fair value of the shares under the TSR and SAR portion(s)
For the PSPs, and in order to calculate the fair value of the TSR portion of those plans, it is necessary to make a number of assumptions which are set out below. The assumptions have been set based on an analysis of historical data as at grant date.

	Risk-free rate %	Dividend yield %	Share price volatility(i) %	Award term (years)	Share fair value (in US$)
Performance Share Plan 2023 (Relative TSR)	4.66	—	52.88	2.82	31.13
Performance Share Plan 2022 (Relative TSR)	2.01	—	47.94	2.80	29.12
(i) Historical volatility retained was determined on the basis of a three-year historic average.
For the PSPs, and in order to calculate the fair value of the SAR portion of the plan, it is necessary to make a number of assumptions which are set out below. The assumptions have been set based on an analysis of historical data as at grant date.

	Risk-free rate %	Dividend yield %	Share price volatility(i) %	Award term (years)	Unit fair value (in US$)
Performance share plan 2024 (SAR)	4.31	—	38.20	6.50	9.35
The cost of the long-term incentive plans which are conditional on market conditions is calculated as follows: Fair value (market value) of shares / SAR units at grant date (as calculated above) x number of shares / SAR units expected to vest.
The cost of these plans is recognized, together with a corresponding increase in equity (equity settled transaction reserve), over the period in which the performance and/or employment conditions are fulfilled, ending on the date on which the relevant employees become fully entitled to the award. Adjustments are made to the expense recorded for forfeitures, mainly due to management and employees leaving Millicom. Non-market performance conditions are not taken into account when determining the grant date fair value of awards, but the likelihood of the conditions being met is assessed as part of the Group’s best estimate of the number of equity instruments that will ultimately vest.
No expense is recognized for awards that do not ultimately vest, except for awards where vesting is conditional upon a market condition (such as the Relative TSR and SAR). These are treated as vested, regardless of whether or not the market conditions are satisfied, provided that all other performance conditions are satisfied. Where the terms of an equity-settled award are modified, as a minimum an expense is recognized as if the terms had not been modified. In addition, an expense is recognized for any modification that increases the total fair value of the share based payment arrangement, or is otherwise beneficial to the employee as measured at the date of modification.
Plan awards and shares expected to vest

	2025 Plan	2024 Plan		2023 Plan		2022 Plan
	DSP	PSP (iii)	DSP	PSP	DSP	PSP	DSP
	(number of shares)
Shares granted (i)	222,817	695,936	1,139,838	818,842	2,375,143	306,641	913,450
Effect of the Right Offering (ii)	—	—	—	—	—	83,926	227,947
Revision for forfeitures	—	(43,852)	(55,244)	(233,983)	(156,243)	(72,290)	(84,684)
Shares cancelled in 2024	—	(438,396)	(229,963)	(308,172)	(244,537)	(144,108)	(33,305)
Total before issuances	222,817	213,688	854,631	276,687	1,974,363	174,169	1,023,408
Shares issued in 2022							(13,957)
Shares issued in 2023				(31,124)	(354,331)	(29,885)	(476,256)
Shares issued in 2024			(135,092)	(66,519)	(824,237)	(49,245)	(312,725)
Shares issued in 2025	(70,252)	(43,612)	(349,551)	(105,193)	(445,526)	(136,547)	(220,470)
Performance conditions overachievement	—	—	—	75,248	—	41,508	—
Shares still expected to vest	152,565	170,076	369,988	149,099	350,269	—	—
Estimated cost over the vesting period (US$ millions)	7	7	22	17	43	—	—
(i)    Additional shares granted represent grants made for new joiners and/or as per contractual arrangements.
(ii)     In 2022, as per plan rules, additional shares have been granted to all participants for unvested plans as a result of the effect of the right offering.
(iii) 2024 Performance share plan is including a portion of 123,103 share appreciation right units.
2.Cash-settled
Performance Cash Award Plan (2025 plan)
A new plan based on future performance, named Performance Cash Award Plan ("PCA") was awarded in 2025 to a selected group of corporate employees. 2025 PCA plan vesting has been set out 40% on 1 January 2026, 30% on 1 January 2027 and 30% on 1 January 2028. The PCA award will vest if the employee remains on the company's payroll and not under a period of notice at the date of payment, except company-initiated termination without cause. The vesting is subject to financial performance conditions, 33% based on annual achievement of the STI service revenue target, 33% based on annual achievement of the STI EBITDA target and 33% based on annual achievement of the STI equity free cash flow including spectrum target. Units will be settled in cash based on the closing share price of the last trading day preceding the vesting date, or the average share price of the last three months, if delayed exercise is chosen. The employee has a two-year exercise period after the vesting, subject to blackout periods (similar to regular shares).
As of December 31, 2025, the fair value of the liability and related cost determined by using Millicom's share price, for the year ended December 31, 2025 amounts to approximately $4 million.
Market Stock Units (2021 plan)
A plan based on Market Stock Units (" MSU") was awarded in 2021 as a one-time retention plan (as a consequence of the impact of COVID-19 on the Group's business) to a selected group of executives. The MSU was a cash-settled share-based payment plan and Millicom measured the services acquired over the relevant service period and the liability incurred at the fair value of the liability. Until the liability was settled, Millicom was required to remeasure the fair value of the liability at the end of each reporting period and at the date of settlement, with any changes in value recognised in the statement of income.
The MSU was a performance-based scheme where the outcome was dependent on the share price at the time of vesting. The number of MSUs granted to each participant was determined on the basis of a share price at inception of $33.83 for Tranche 2022 and $36.90 for Tranche 2023 (targets consider that Millicom share price at grant date - $30.75 - would appreciate 10% for Tranche 2022 and 20% for tranche 2023 from the grant price). The aforementioned share prices and number of units granted have been amended as a result of the effect of the right offering. At the vesting date, the value of the MSU were determined by the 30-trading day average share price ended on September 30, 2022 for Tranche 2022, and the 30-trading day average share price ended on June 30, 2023 for Tranche 2023. For each Tranche, the payment was made in cash 12 months after those dates, provided the participant was still employed (subject to limited allowances for good leavers). In 2024, the last Tranche 2023 was paid out to participants for a total cash amount of $1.7 million, the related expense for 2024, amounted to $0.6 million.
Pension and other long-term employee benefit plans
Pension plans
The pension plans apply to employees who meet certain criteria (including years of service, age and participation in collective agreements).
Pension and other similar employee related obligations can result from either defined contribution plans or defined benefit plans. A defined contribution plan is a pension plan under which the Group pays fixed contributions into a separate entity and no further payment obligations exist once the contributions have been paid. The contributions are recognized as employee benefit expenses when they are due. Prepaid contributions are recognized as assets to the extent that a cash refund or a reduction in future payments is available.
Defined benefit pension plans define an amount of pension benefit that an employee will receive on retirement, usually dependent on one or more factors such as age, years of service and compensation. The liability recognized in the statement of financial position in respect of the defined benefit pension plan is the present value of the defined benefit obligation at the statement of financial position date less the fair value of plan assets, together with adjustments for unrecognized actuarial gains or losses and past service costs. The defined benefit obligation is calculated annually by independent actuaries. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows, using an appropriate discount rate based on maturities of the related pension liability. Re-measurement of net defined benefit liabilities are recognized in other comprehensive income and not reclassified to the statement of income in subsequent years. Past service costs are recognized in the statement of income on the earlier of the date of the plan amendment or curtailment, and the date that the Group recognizes related restructuring costs. Net interest is calculated by applying the discount rate to the net defined benefit asset/liability.
Long-service plans
Long-service plans apply for Colombian subsidiary UNE employees with more than five years of service whereby additional bonuses are paid to employees that reach each incremental length of service milestone (from five to 40 years).
Termination plans
UNE has a number of employee defined benefit plans. The level of benefits provided under the plans depends on collective employment agreements and Colombian labor regulations. There are no defined assets related to the plans, and UNE make payments to settle obligations under the plans out of available cash balances.
At December 31, 2025, the defined benefit obligation liability amounting to $50 million (2024: $44 million), increase mainly related to currency translation effect ($8 million). Payments expected in the plans in future years totals $98 million (2024: $82 million). The average duration of the defined benefit obligation at December 31, 2025 is 4 years (2024: 4 years). The termination plans apply to employees that joined UNE prior to December 30, 1996. The level of payments depends on the number of years in which the employee has worked before retirement or termination of their contract with UNE.
Except for the UNE pension plan described above, there are no other material defined benefits plans in the Group.Directors and executive management
The remuneration of the members of the Board of Directors comprises an annual fee and shares. Director remuneration is proposed by the Nomination, Talent and Compensation Committee and approved by the shareholders at their Annual General Meeting (AGM).
Remuneration charge for the non-executive Directors of the Board (gross of withholding tax)

	2025	2024	2023
	(US$ ’000)
Chairperson	250	—	315
Other non-executive directors of the Board	768	1,300	1,360
Total (i)	1,018	1,300	1,675

Shares beneficially owned by the non-executive Directors

	2025	2024
	(number of shares)
Chairperson	—	—
Other non-executive directors of the Board	59,073	47,473
Total (i)	59,073	47,473
(i)Cash compensation is denominated in USD. Share based compensation is based on the market value of Millicom shares on the corresponding AGM date (2025: in total 14,500 shares; 2024: in total 39,606 shares; 2023: in total 42,141 shares. Net remuneration comprised 41% in shares and 59% in cash (2024: 58% in shares and 42% in cash; 2023: 75% in shares and 25% in cash).
The remuneration of the Chief Executive Officer (CEO) and the members supporting the CEO in the day-to-day operation and management of the Group within their specific areas of expertise (Group Leadership team) of Millicom comprises an annual base salary, an annual bonus, share based compensation, social security contributions, pension contributions and other benefits. Bonus and share based compensation plans (see note B.4.1.) are based on actual and future performance. Share based compensation is granted once a year by the Compensation and Talent Committee of the Board. If the employment of any of Millicom’s Group Leadership team is terminated, severance of up to 12 months’ salary is potentially payable.
The annual base salary and other benefits of the Group Leadership team are proposed by the Compensation and Talent Committee and approved by the Board.
Remuneration charge for the Group Leadership Team

	Group Leadership Team (i)	Group Leadership Team (ii)	Group Leadership Team (iii)
	2025	2024	2023
Base salary	3,427	5,040	4,903
Bonus	5,446	13,230	3,267
Pension	623	1,042	1,194
Other benefits	1,676	635	529
PCA (2025) / MSU (2024) (amount earned)	—	1,169	—
Termination benefits	4,036	4,940	804
Total before share based compensation	15,208	26,056	10,696
Share based compensation(ii)	5,371	16,277	21,663
Total	20,579	42,332	32,359
(i) For 2025, it includes the compensation paid to the CEO role (Mr. Marcelo Benitez), the CFO role (Mr. Bart Vanhaeren) and the rest of the Group Leadership Team (Mr. Salvador Escalón, Mr. Karim Lesina and Mr. Guillaume Duhaze). It also includes termination benefits of former Group Leadership Team members.
(ii) For 2024, it includes the compensation paid to the CEO role (for Mr. Mauricio Ramos with Mr Marcelo Benitez assuming the CEO role effective on June 1, 2024) and the CFO role (for Mr. Sheldon Bruha and Mr. Bart Vanhaeren assuming the CFO role effective April 15.2024)~~.~~
(iii) For 2023, it includes compensation paid to Mr. Maxime Lombardini (who joint the Group in September 2023) to Mr. Esteban Iriarte, former Chief Operating Officer (departed in May, 2023) and Ms Susy Bobenrieth (departed in December, 2023). For further details see also 'Restructuring Costs', part of this B.4 note.

Share ownership and unvested share awards granted from Company equity plans to the Group Leadership team

In number of shares (i)	Group Leadership team
2025
Share ownership (vested from equity plans and otherwise acquired)	434,675
Share awards not vested (i)	502,914
2024
Share ownership (vested from equity plans and otherwise acquired)	270,850
Share awards not vested (i)	474,225
(i) 2024 Performance share plan award is including a portion of share appreciation right units. For further details see also 'Restructuring Costs', part of this B.4. note.
Other non-operating (expenses) income, net
Other non-operating items mainly comprise changes in fair value of derivatives and the impact of foreign exchange fluctuations on the results of the Group.

	Note	2025	2024	2023
		(US$ millions)
Change in fair value of derivatives	C.7.2.	(10)	9	2
Exchange gains (losses), net		71	(43)	31
Other and litigation costs (i)		(104)	(85)	3
Total other non-operating (expenses) income, net		(43)	(119)	36
(i) Please see note G.3.1.
Foreign exchange gains and losses
Transactions denominated in a currency other than the functional currency are translated into the functional currency using exchange rates prevailing at the transaction dates. Foreign exchange gains and losses resulting from the settlement of such transactions, and on translation of monetary assets and liabilities denominated in currencies other than the functional currency at year-end exchange rates, are recognized in the consolidated statement of income, except when deferred in equity as qualifying cash flow hedges.TaxationIncome tax expense
Tax mainly comprises income taxes of subsidiaries and withholding taxes (on intra-group dividends, management fees and royalties for use of Millicom trademarks and brands). Millicom operations are in jurisdictions with income tax rates of 10% to 35% levied on either revenue or profit before income tax (2024 and 2023: 10% to 35%;). Income tax relating to items recognized directly in equity is also recognized in equity. See also the "Introduction note" for Pillar II considerations.
Income tax charge

	2025	2024	2023
	(US$ millions)
Income tax (charge) credit
Withholding tax	(81)	(75)	(81)
Other income tax relating to the current year	(256)	(203)	(170)
Adjustments in respect of prior years	(24)	(6)	(10)
Total	(361)	(284)	(261)
Deferred tax (charge) credit
Origination and reversal of temporary differences	(86)	(3)	44
Effect of change in tax rates	—	1	1

Tax income (expense) before valuation allowances	(86)	(2)	45
(Increase)/decrease in unrecognised deferred tax assets and impairment (i)	142	3	(209)
Total	56	1	(164)
Adjustments in respect of prior years	2	2	1
	58	3	(163)
Tax (charge) credit on continuing operations	(303)	(281)	(424)
Tax (charge) credit on discontinuing operations	—	—	—
Tax expense	(303)	(281)	(424)
(i) In 2025 it mainly relates to uses of deferred tax assets from previously on unrecognized balances, resulting from the application of IAS12. In 2023, it mainly relates to the impairment of tax credits and DTA.
Reconciliation between the tax expense and tax at the weighted average statutory tax rate is as follows:
Income tax calculation

	2025			2024			2023
	Continuing operations	Discontinued operations	Total	Continuing operations	Discontinued operations	Total	Continuing operations	Discontinued operations	Total
	(US$ millions)
Profit before tax	1,665	—	1,665	552	(3)	549	175	4	179
Tax at the weighted average statutory rate	(411)	—	(411)	(139)	1	(138)	(27)	(1)	(28)
Effect of:
Items taxed at a different rate	(8)	—	(8)	29	—	29	10	—	10
Change in tax rates on deferred tax balances	—	—	—	1	—	1	1	—	1
Expenditure not deductible and income not taxable	37	—	37	(92)	(1)	(93)	(121)	1	(120)
Unrelieved withholding tax	(80)	—	(80)	(74)	—	(74)	(80)	—	(80)
Accounting for associates and joint ventures	31	—	31	16	—	16	13	—	13
Movement in deferred tax on unremitted earnings	8	—	8	(21)	—	(21)	(2)	—	(2)
Unrecognized / recognized of previously unrecognized deferred tax assets	142	—	142	3	—	3	(209)	—	(209)
Adjustments in respect of prior years	(22)	—	(22)	(4)	—	(4)	(9)	—	(9)
Tax expense	(303)	—	(303)	(281)	—	(281)	(424)	—	(424)
Weighted average statutory tax rate	24.7%		24.7%	25.2%		25.1%	15.4%		15.6%
Effective tax rate	18.2%		18.2%	50.9%		51.2%	242.3%		236.9%
Tax expense increase from December 31, 2025, is mainly due to higher profitability and offset by the effect of certain tax risks provisions, part of the "Adjustments in respect of prior years", line. The weighted average statutory tax rate in 2023 of approximately 15% has been affected by higher losses in Colombia and Holdings (which do not have a corresponding tax effect).

Global Minimum Tax - Pillar 2
The Millicom Group is within the scope of the OECD Pillar Two Model rules (also referred to as the “Global Anti-Base Erosion” or “Globe” Rules). Pillar Two legislation came into effect on January 1, 2024.
The Group has run testing under the OECD Transitional Safe Harbour rules, which are transitional rules mainly based on the Country by Country Report of the Group. As of December 31, 2025, it results that most jurisdictions within Millicom Group meet at least one of the transitional safe harbour rules except for Luxembourg, Paraguay, United Kingdom, Uruguay and Bolivia. As of December 31, 2025, the Globe calculation carried out for them resulted that only Paraguay and Uruguay (as of December 31, 2024: Paraguay) do not meet the minimum rate, however, it did not result in a material top-up tax for the Group in 2025 and 2024 . Additionally, see note B.6.3. for the estimated amount of unrecognized tax losses.
Current tax assets and liabilities Current tax assets and liabilities for current and prior periods are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rate and tax laws used to compute the amount are those enacted or substantively enacted by the statement of financial position date.
B.6.3. Deferred tax
Deferred tax is calculated using the liability method on temporary differences at the statement of financial position date between the tax base of assets and liabilities and their carrying amount for financial reporting purposes.
Deferred tax liabilities are recognized for all taxable temporary differences, except where the deferred tax liability arises from the initial recognition of goodwill or of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither accounting, nor taxable profit or loss.
Deferred tax assets are recognized for all temporary differences including unused tax credits and tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences can be utilized, except where the deferred tax assets relate to deductible temporary differences from initial recognition of an asset or liability in a transaction that is not a business combination, and, at the time of the transaction, affects neither accounting, nor taxable profit or loss. It is probable that taxable profit will be available when there are sufficient taxable temporary differences relating to the same tax authority and the same taxable entity which are expected to reverse in the same period as the expected reversal of the deductible temporary difference.
The carrying amount of deferred tax assets is reviewed at each statement of financial position date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to utilize them. Unrecognized deferred tax assets are reassessed at each statement of financial position date and are recognized to the extent it is probable that future taxable profit will enable the asset to be recovered.
Deferred tax assets and liabilities are measured at the tax rate expected to apply in the year when the assets are realized or liabilities settled, based on tax rates and tax laws that have been enacted or substantively enacted at the statement of financial position date. Deferred tax assets and deferred tax liabilities are offset where legally enforceable set off rights exist and the deferred taxes relate to the same taxable entity and the same taxation authority.
Deferred tax

	Fixed assets	Unused tax losses	Unremitted earnings	Other	Offset	Total
	(US$ millions)
Balance at December 31, 2023	(33)	—	(26)	60	—	1
Deferred tax assets	88	—	—	64	(11)	141
Deferred tax liabilities	(121)	—	(26)	(4)	11	(140)
Balance at December 31, 2023	(33)	—	(26)	60	—	1
(Charge)/credit to income statement	10	—	(21)	14	—	3
Charge to Other Comprehensive Income	—	—	—	—	—	—
Exchange differences	—	—	—	—	—	—
Balance at December 31, 2024	(23)	—	(47)	74	—	4
Deferred tax assets	92		—	86	(25)	153
Deferred tax liabilities	(115)		(47)	(12)	25	(149)
Balance at December 31, 2024	(23)	—	(47)	74	—	4
Acquisitions	4	—	—	(7)	—	(3)
(Charge)/credit to income statement	21	—	8	29	—	58
Charge to Other Comprehensive Income	1	—	—	(1)	—	—
Exchange differences	(19)	—	—	(22)	—	(41)
Balance at December 31, 2025	(16)	—	(39)	73	—	18
Deferred tax assets	76	—	—	105	(14)	167
Deferred tax liabilities	(92)	—	(39)	(32)	14	(149)
Balance at December 31, 2025	(16)	—	(39)	73	—	18
Deferred tax assets have not been recognized in respect of the following deductible temporary differences:

	Fixed assets	Unused tax losses	Other	Total
	(US$ millions)
At December 31, 2025	119	5,226	186	5,531
At December 31, 2024	112	5,705	170	5,987
Unrecognized tax losses carryforward related to continuing operations expire as follows:

	2025	2024
	(US$ millions)
Expiry:
Within one year	—	1
Within one to five years	12	25
Between five to fifteen years	1,625	1,715
No expiry	3,589	3,964
Total	5,226	5,705
The Group has unrecognized tax losses in the following jurisdictions:

	2025	2024
Jurisdiction:	(US$ millions)
Luxembourg	4,848	5,283
Colombia	361	379
Sweden	1	15
Panama	8	22
The Netherlands	3	3
Bolivia	3	3
Curacao	—	1
United Kingdom	1	1
Unrecognized tax losses	5,226	5,705
The aforementioned tax losses have not been recognized due to the remote possibility of utilizing all or portion of the total amount available in application of IAS 12.
With effect from 2017, Luxembourg tax losses incurred may be carried forward for a maximum of 17 years. Losses incurred before 2017 may be carried forward without limitation of time.
MICSA is the head of a fiscal unity in Luxembourg, which has an estimated amount of unrecognized tax losses as of December 31, 2025 of $4.8 billion. Per Luxembourg tax law, approximately $1.3 billion expire 17 years after generation (the total of $1.3 billion as of December 31, 2025, will expire between 2034 and 2039) and approximately $3.5 billion do not expire.
At December 31, 2025, Millicom had $1,313 million of unremitted earnings of Millicom operating subsidiaries for which no deferred tax liabilities were recognized (2024: $803 million; 2023: $672 million). Deferred tax liability amounting to $39 million (2024: $44 million; 2023 $26 million) has been provided for intragroup dividends to be paid out in 2026, out of 2025 profits. It is anticipated that intra-group dividends paid in future periods will be made out of profits of future periods.
B.7. Earnings per share
Basic earnings (loss) per share are calculated by dividing net profit for the year attributable to equity holders of the Company by the weighted average number of ordinary shares outstanding during each year.
Diluted earnings (loss) per share are calculated by dividing the net profit for the year attributable to equity holders of the Company by the weighted average number of ordinary shares outstanding during each year, plus the weighted average number of dilutive potential shares.
Net profit/(loss) used in the earnings (loss) per share computation

	2025	2024	2023
	(US$ millions)
Basic and Diluted
Net profit (loss) attributable to equity holders from continuing operations	1,316	256	(86)
Net profit (loss) attributable to equity holders from discontinued operations	—	(3)	4
Net profit attributable to all equity holders to determine the profit per share	1,316	253	(82)

in thousands
Weighted average number of ordinary shares for basic earnings per share	167,563	171,313	171,397
Effect of dilutive share-based compensation plans	437	1,247	—
Weighted average number of ordinary shares (excluding treasury shares) adjusted for the effect of dilution (i)	168,000	172,560	171,397

	(U.S. dollars)
Basic
Earnings per common share for profit from continuing operations attributable to owners of the Company	7.86	1.49	(0.50)
Earnings per common share for profit from discontinued operations attributable to owners of the Company	—	(0.02)	0.02
Earnings (loss) per common share for profit (loss) for the period attributable to owners of the Company	7.86	1.47	(0.48)
Diluted
Earnings per common share for profit from continuing operations attributable to owners of the Company	7.83	1.48	(0.50)
Earnings per common share for profit from discontinued operations attributable to owners of the Company	—	(0.02)	0.02
Earnings per common share for profit for the period attributable to owners of the Company	7.83	1.46	(0.48)
(i) For the purpose of calculating the diluted earnings (loss) per common share, the weighted average outstanding shares used for the basic earnings (loss) per common share were increased only by the portion of the shares which have a dilutive effect on the earnings (loss) per common share. As a result, for years in which the Group has reported net loss, diluted net loss per share is the same as the basic net loss per share, because dilutive ordinary shares are not assumed to have been issued if their effect is anti-dilutive. Accordingly, 1,433 thousand potential ordinary shares as a result of share-based compensation plans were not considered in 2023 EPS as their impact was anti-dilutive.